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 T. ROWE PRICE
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 Index Trust, Inc.
    T. Rowe Price Equity Index Fund

 Supplement to prospectus dated May 1, 1997
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 On page 2 of the prospectus, under Table 1, Shareholder Transaction Expenses, footnote b will be replaced with the following:

 / b/
A $2.50 quarterly account maintenance fee is charged for accounts with balances less than $10,000.


 After the paragraph entitled "Keeping Your Account Open," on page 13 of the prospectus, the following paragraph is added:

 Account Maintenance Fee
 The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 due to market fluctuations or other reasons. When an account with less than $10,000 is closed either through redemption or exchange, the fee will be charged and deducted from the proceeds. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services.

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 The date of the above supplement is September 5, 1997.
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 Effective January 1, 1998, the footnote to Table 1 on page 2 of the prospectus is revised to add the following sentences which describe the extension of the fund's expense limitation through December 31, 1999:

    Effective January 1, 1998, T. Rowe Price agreed to extend the existing expense limitation of 0.40% for a period of two years through December 31, 1999. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.40%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 0.40%.

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 The date of the above supplement is December 31, 1997.
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                                                           F50-041 12/31/97